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                                  EXHIBIT 23.1
                          INDEPENDENT AUDITORS' CONSENT


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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Office Depot, Inc. on Form S-8 of our report dated February 12, 1998 appearing in the Annual Report on Form 10-K of Office Depot, Inc. for the year ended December 27, 1997.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Miami, Florida

December 29, 1998